Statement of Additional Information (SAI) Supplement American Century World Mutual Funds, Inc.
Supplement dated June 24, 2023 ■ Statement of Additional Information dated April 1, 2023

The changes below will be effective as of July 1, 2023.

The entries for Alvin Polit on pages 34 and 37 are deleted.

The following entry is added for Bert Whitson in the Accounts Managed table on pages 33-34 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Bert Whitson[1]	Number of Accounts	2	0	2
	Assets	$966.2 million[2]	N/A	$189.7 million
1 Information provided as of June 16, 2023.
2 Includes $603.3 million in Non-U.S. Intrinsic Value.

The following entry is added in the Ownership of Securities table on page 37 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Non-U.S. Intrinsic Value
Bert Whitson[1]	A
1 Information provided as of June 16, 2023.

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000;
F – $500,001-$1,000,000; G – More than $1,000,000.

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